Exhibit 99.2

Ticker: PEER FY 2018 EARNINGS PRESENTATION PeerStream , Inc. | OTCQB: PEER March 2019

Safe Harbor

This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to PeerStream, Inc. ("PEER," "PeerStream" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as "anticipate," "assume," "began," "believe," "budget," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "plan," "potential," "predict," "project," "seek," "should," "target," "would" and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following:

- the ability of ProximaX Limited ("ProximaX") to have sufficient resources to make payment to us upon our competition of the remaining performance milestone under our technology services agreement or our ability to successfully restructure the payment terms of the technology service agreement;
- our increasing focus on the use of new and novel technologies, such as blockchain, to enhance our applications, and our ability to timely complete development of applications using new technologies;
- our ability to effectively market and generate revenue from our software licensing and technology implementation services;
- our ability to generate and maintain active subscribers and to maintain engagement with our user base;
- development and acceptance of blockchain technologies and the continuing growth of the blockchain industry;
- the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants;
- legal and regulatory requirements related to us investing in cryptocurrencies and accepting cryptocurrencies as a method of payment for our services;
- risks related to our holdings of XPX tokens, including risks related to the volatility of the trading price of the XPX tokens and our ability to convert XPX tokens into fiat currency;
- our ability to develop functional new blockchain-based technologies that will be accepted by the marketplace, including PeerStream Protocol;
- our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt or equity;
- our ability to develop, establish and maintain strong brands;
- the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies;
- our ability to manage our partnerships and strategic alliances, including the resolution of any material disagreements and the ability of our partners to satisfy their obligations under these arrangements;
- our reliance on our executive officers; and
- our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications.

For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under "Risk Factors" set forth in our latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this report, except to the extent required by applicable securities laws.

Ticker: PEER 2

PeerStream is a Communications Technology Pioneer

We are a communications software innovator developing enhanced security and privacy solutions for video, voice and text applications and data transmission. Our offerings target consumer, government and enterprise clients.

20 year history of tech innovation

- 26 issued patents
- IP licenses to Microsoft, Sony & Activision

Innovator in multimedia communication apps

- Nearly half a billion users since inception
- Host two of the largest live social video communities

Our Opportunity:

PeerStream's business-to-business software is offering communications security solutions targeting enterprise and government revenue opportunities in the $167 billion global cybersecurity market [1]

[1] According to a global cyber security market forecast 2017-2023 by Statista: https://www.statista.com/statistics/595182/worldwide-security-as-a-service-market-size/.

Ticker: PEER 3

Ticker: PEER Enterprise Software: Our Focus on Cybersecurity Catalysts: Our Legacy of Consumer Privacy and Blockchain Inspiration x Video chat apps have always provided identity control for privacy x Start of work in 2017 on Backchannel security/privacy application was inspired by new tech capabilities of blockchain Market Opportunity and Early Traction in Security x Customer discovery for enterprise and government secure communications has yielded exciting results x Cybersecurity is a $167 billion market, with the segment focusing on communications gaining more visibility and interest with high profile hacks and data breaches Early Partnerships x We believe that our partnership with leaders Rivetz & Telefonica is great validation for the potential of our secure communications solutions 4

PeerStream Offers Communications Security Over Public Networks

Seemingly secure communications flows may become vulnerable while traversing the internet



IP Spoofing
Cloning
Private Network
Communication Flow via Public Internet
Private Network
Man-in-the-middle
Social Engineering

PeerStream protects data flows over public networks, offering support to global organizations

Four levels of enhanced security build on multi-layer encryption and intelligent network routing to secure sender and recipient identities

Configurable security settings greatly reduce risk of cloning and eavesdropping for highly sensitive communications

Ticker: PEER 5

Go-to-Market Strategy Builds on Rivetz/Telefonica Partnership

- ✓ **Gateway partnership with Rivetz & Telefonica, focusing on cybersecurity solutions rooted in mobile hardware**
  - Co-exhibited with Rivetz at Mobile World Congress in February 2019
  - Exploration of commercial opportunities with Telefonica's cyber security unit, ElevenPaths
  - Co-marketing opportunities with Telefonica enterprise and government clients

- ✓ **Driving to commercial readiness**
  - Engaged ElevenPaths to perform PSP protocol validation for "carrier grade" quality assurance
  - First full commercial deployment of PSP and Backchannel security solution expected to be released in H2 2019

- ✓ **Target customers and channels**
  - Government agencies and prime contractors
  - Channel partners who already provide security solutions to enterprise
  - Direct sales to enterprises with communications security needs (telcos, mobile device OEMs, etc.)

Ticker: PEER 6

Ticker: PEER Financial Highlights • FY2018 revenue of $26.4MM increased 6.1% vs. FY2017 • Net loss was $3.8MM for FY2018, primarily driven by a $2.5MM non - operating loss on digital tokens related to the technology services agreement with ProximaX • Adjusted EBITDA was $2.2MM for FY2018 1 , a $4.2MM improvement vs. FY2017 • Net cash flow from operating activities for FY2018 was $2.7MM, an improvement of $3.5MM vs. FY2017 Cash and cash equivalents of $6.6MM at December 31, 2018 and zero long - term debt. 1 Adjusted EBITDA is a non - GAAP measure. See the Appendix for the reconciliation of Adjusted EBITDA to net loss, the most directl y comparable financial measure calculated in accordance with GAAP. 7

Ticker: PEER • 2018 revenue of $26.4MM increased 6.1% vs. 2017 primarily driven by technology services revenue generated under the technology services agreement with ProximaX 12/31/18 $26.4MM Annual Revenue $5.0MM Technology Services Revenue Year - End Highlights: Revenue $22,899 $20,048 $1,943 $1,319 $4,989 $0 $10,000 $20,000 $30,000 YE 2017 YE 2018 Revenue ($ in 000s) Subscription Revenue Advertising Revenue Technology Services Revenue 8

Ticker: PEER Year - End Highlights: Profitability • 2018 net loss was approximately $3.8MM, a $2.1MM improvement from 2017. The net loss was primarily driven by a non - operating loss on digital tokens related to the technology services agreement with ProximaX . • 2018 adjusted EBITDA 1 was approximately $2.2MM, a $4.2MM improvement from 2017. $(5,894) $(3,797) ($8,000) ($6,000) ($4,000) ($2,000) $0 2017 2018 Net Loss ($ in 000s) $(1,931) $2,239 ($4,000) ($2,000) $0 $2,000 $4,000 2017 2018 Adjusted EBITDA 1 ($ in 000s) 9 1 Adjusted EBITDA is a non - GAAP measure. See the Appendix for the reconciliation of Adjusted EBITDA to net loss, the most directl y comparable financial measure calculated in accordance with GAAP.

Ticker: PEER • Net cash provided by operating activities for 2018 was $2.7MM, an improvement of $3.5MM from 2017 • Net cash flow for 2018 was $2.4MM, reflecting an upfront payment from the ProximaX agreement • Cash and cash equivalents of approximately $6.6MM at December 31, 2018, zero long term debt Cash Flows $(26) $2,418 ($1,000) $0 $1,000 $2,000 $3,000 2017 2018 Net Cash Flow ($ in 000s) $(731) $2,733 ($1,000) $0 $1,000 $2,000 $3,000 2017 2018 Cash Flow Provided by (Used in) Operations ($ in 000s) 10 $- $2.0 $4.0 $6.0 $8.0 12/31/2017 12/31/2018 Cash & Cash Equivalents ($ in MMs)

Ticker: PEER ir@peerstream.com 11 THANK YOU PeerStream, Inc. | Ticker: PEER

Ticker: PEER Non - GAAP Financial Measures Adjusted EBITDA is defined as net income (loss) adjusted to exclude interest (income) expense, net, other (income) expense, n et, income tax expense (benefit), depreciation and amortization expense, loss on disposal of property and equipment, impairment loss on digital tokens and stock - based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company’s management and its Board of Directors to understand and evaluate the Company’s core operating performance and trend s, to develop short - and long - term operational plans, and to allocate resources to expand the Company’s business. In particular, the exclusion of certain expenses in calculating Adjusted EB ITDA can provide a useful measure for period - to - period comparisons of the cash operating income generated by the Company’s business. The Company believes that Adjusted EBITDA is useful to investo rs and others to understand and evaluate the Company’s operating results and it allows for a more meaningful comparison between the Company’s performance and that of competitors. Management als o uses non - GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements. The pr esentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP. Some limitations of Adjusted EBITDA as a financial measure include that: • Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortizatio n e xpense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; (iii) reflect the impairment loss on digital tokens; or (iv) conside r t he potentially dilutive impact of stock - based compensation; and • Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Ad jus ted EBITDA at all, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider this non - GAAP financial information along with other financial performance mea sures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, r est ricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP. The following unaudited table presents a reconciliation of net loss, the most directly comparable financial measure calculate d a nd presented in accordance with GAAP, to Adjusted EBITDA for the year ended December 31, 2018 and 2017 (in thousands): Non - GAAP Reconciliation: Adjusted EBITDA 12